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                                                                    Exhibit 10.b

                         EXECUTIVE COMPENSATION PROGRAM
                          BENEFITS/PERQUISITES SUMMARY
                                 IMPACT LEVEL 1

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BENEFITS/PERQUISITES                          PROGRAM DESCRIPTION
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
Auto Parking                                  Company paid parking is provided at a facility near the executive's office location.
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Chauffeur Service                             Pool drivers are available for business purposes only.
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Club Memberships                              Available to executives on a business need basis.  Company pays all initiation fees for luncheon and country clubs in addition to 100% of the monthly luncheon club dues and 50% of the monthly country club dues.

                                              Note:  The Company will not maintain a membership in any club that discriminates in its membership or guest policies on the basis of race, religion, sex, age, national origin, sexual orientation, handicap, or veteran status.
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Executive Financial Counseling                OPTION A:  Utilizing a financial planner of their choice, executives are eligible for a one-time comprehensive initial financial plan of
                                              $6,000 and an annual allowance of $2,500 for follow-up services for personal income tax preparation, investment and estate planning, as well as other related financial planning services as appropriate.

                                              OPTION B:  Each executive is assigned their own financial planner from The Ayco CorporationAproviding an all-encompassing financial counseling program to include income tax planning and preparation, investment planning, estate planning, etc.  A one-time $3,000 allowance will also be provided for estate planning documentation,
                                              e.g., preparation of a will.  Company paid cost of the program is
                                              $15,000 per participant for the first year and approximately $9,000 each year thereafter.

                                              With both options, all reimbursed costs will be considered imputed income for purposes of W-2 earnings and will be grossed up to help compensate for associated income taxes.
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Vacation                                      Executives do not have accrued annual vacation entitlement.  They may schedule paid time off as appropriate.
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Business Travel                               All employees are allowed to fly Business Class on any non-North
                                              American international flight of more than three hours, but are encouraged to fly Coach Class.  On flights of more than eight hours,
                                              Group Executive Vice Presidents and above may fly First Class.
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                         EXECUTIVE COMPENSATION PROGRAM
                          BENEFITS/PERQUISITES SUMMARY
                                 IMPACT LEVEL 1

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BENEFITS/PERQUISITES                          PROGRAM DESCRIPTION
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
Senior Management Incentive Plan (SMIP)       Annual discretionary bonus program.  Total cash compensation targets are pre-established and awards are drawn from an incentive award pool based upon the Corporation's overall performance.
                                              Bonus is based upon 50% corporate performance and 50%
                                              business/individual results.
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1992 Management Stock Plan                    Provides for discretionary grants of stock options and restricted
                                              stockAto recognize current contribution and future potential contribution to the Bank.
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Health/Life/Long-Term Disability              The Company contributes toward the cost of medical, dental, employee life insurance, accidental death and dismemberment insurance, and long-term disability coverage.
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RETIREMENT PROGRAM
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BankAmeraccount                               Defined benefit (cash balance) pension plan.
_______________
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BankAmerishare                                401(k) plan with matching employer contributions.
______________
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Supplemental Plan                             Provides for Company match and pension accruals on qualified
_________________                             earnings in excess of IRS limits ($150,000).
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BAC Deferred Compensation Plan                Option to defer from 5% - 75% of base salary and 0% - 100% of
______________________________                bonus.  Deferred amounts are not subject to income tax withholding, but are subject to applicable employment taxes (FICA, Medicare,
(Not available to International Assignees)    SDI, etc.)
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This chart is a brief summary of the perquisites and benefits currently made available to executives.  The Company reserves the right to change or end any perquisite or benefit at any time.  Please contact your Human Resource Officer for additional information on the above perquisites described above.  Also, see

Your Employee Handbook and any appendices for further information about health,
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life insurance, Long-Term Disability and the Retirement Program.